UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 19, 2007

Samaritan Pharmaceuticals
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32287	88-0431538
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 Convention Center , Suite 310, Las Vegas, Nevada		89109
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	702-735-7001

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 19, 2007, Samaritan Pharmaceuticals announced it has received pricing approval for ELAPRASE from the Greek Ministry of Development. On March 1, 2007, Samaritan signed an exclusive licensing agreement with Shire Human Genetic Therapies (SHPGY.O) to market and sell Elaprase in Greece and Cyprus. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference.

The information in this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including Exhibit 99.1 furnished pursuant to Item 9.01, shall not be deemed to be incorporated by reference into the filings of Samaritan Pharmaceuticals under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

This information contained in this report contains forward-looking statements which are subject to uncertainties that could cause actual future events and results of the Company to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that the Company believes are reasonable but are not guarantees of future events and results. Actual future events and results of the Company may differ materially from those expressed in these forward-looking statements. There can be no assurance that any forward-looking statements will be realized. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the risks described in the Company's most recent Annual Report on Form 10-K and the Company's other reports filed with the SEC. All such forward-looking statements speak only as of the date hereof. Although the Company believes the expectations reflected in the forward-looking statements at the time they are made are reasonable, the Company cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as it believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information contained herein as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Company's filings with the SEC at www.sec.gov, many of which are beyond the Company's control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Samaritan Pharmaceuticals

December 19, 2007	By:	Eugene Boyle

Name: Eugene Boyle
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of Samaritan Pharmaceuticals, Inc. dated December 19, 2007.